UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2007

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 14, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Healthcare/Office REIT Advisor, LLC, or our Advisor, entered into a Purchase and Sale Agreement, or the Agreement, with St. Rita’s Medical Center, an unaffiliated third party, or the Seller, for the purchase of certain real properties located at 71 Town Square and 825 West Market Street, Lima, Ohio, or collectively the Fee Properties, and for the purchase of certain ground lease interests in the properties located at 830 West High Street, 750 West High Street and 803 West Market Street, Lima, Ohio, or collectively the Ground Lease Properties, for a total purchase price of $25,050,000. The Fee Properties and the Ground Lease Properties, which we previously referred to as the St. Rita’s Medical Center Portfolio, are collectively referred to as the Lima Medical Office Portfolio.

On September 10, 2007, Triple Net Properties and the Seller entered into a First Amendment to Purchase and Sale Agreement, or the First Amendment. The material terms of the First Amendment established September 10, 2007 as the Due Diligence Completion Date, and included as an additional condition of closing the requirement that Triple Net Properties receive, and review to its satisfaction, all survey and title commitments. On September 28, 2007, Triple Net Properties and the Seller entered into a Second Amendment to Purchase and Sale Agreement, or the Second Amendment. The material terms of the Second Amendment acknowledged that, upon closing, Triple Net Properties would receive fee simple title in and to the Ground Lease Properties, and increased the purchase price to $25,675,000, of which $425,000 would be payable only in the event the owner of Suite 240 at 750 West High Street elects to sell his ownership interest to the Seller before December 31, 2009, which in turn requires Triple Net Properties to purchase the unit from the Seller.

On October 10, 2007, Triple Net Properties and the Seller entered into a Third Amendment to Purchase and Sale Agreement, or the Third Amendment. The material terms of the Third Amendment extended the closing date to October 15, 2007; added units 302 and 303 at 825 West Market Street to the Fee Properties; removed unit 260 at 825 West Market Street from the Fee Properties; added units 50, 195 and 490 at 750 West High Street to the Ground Lease Properties; required Seller to represent and warrant the accuracy of the legal descriptions of the Fee Properties and Ground Lease Properties, as well as the square footage of the units listed on the rent roll; and required Seller to indemnify and hold harmless Triple Net Properties from any and all liabilities. On October 15, 2007, Triple Net Properties and the Seller entered into a Fourth Amendment to Purchase and Sale Agreement, or the Fourth Amendment. The material terms of the Fourth Amendment extended the closing date to November 5, 2007.

On November 2, 2007, Triple Net Properties and the Seller entered into a Fifth Amendment to Purchase and Sale Agreement, or the Fifth Amendment. The material terms of the Fifth Amendment extended the closing date to December 7, 2007. On December 6, 2007, Triple Net Properties and the Seller entered into a Sixth Amendment to Purchase and Sale Agreement, or the Sixth Amendment. The material terms of the Sixth Amendment made the delivery of the property management agreement a post-closing item and required updated ground lease and condominium estoppels to be delivered within 30 days of the close of escrow. The First, Second, Third, Fourth, Fifth and Sixth Amendments are collectively referred to as the Amendments.

On December 7, 2007, Triple Net Properties executed an Assignment and Assumption of Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement, as amended, to NNN Healthcare/Office REIT Lima, LLC, our subsidiary.

The above descriptions of the Agreement, Amendments and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.8 to this Current Report on Form 8-K.

On December 7, 2007, we acquired the Lima Medical Office Portfolio from the Seller for a purchase price of $25,250,000, plus closing costs. We financed the purchase of the property with borrowings under a secured revolving line of credit (as described below in Item 2.03) with LaSalle Bank National Association, or LaSalle. An acquisition fee of $758,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, we entered into a $50,000,000 secured revolving line of credit with LaSalle, or the LaSalle line of credit. On December 7, 2007, we borrowed $26,000,000 under the LaSalle line of credit, which was applied toward the purchase of the Lima Medical Office Portfolio, including closing costs.

Item 7.01 Regulation FD Disclosure.

On December 13, 2007, we issued a press release announcing the acquisition of the Lima Medical Office Portfolio. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated August 14, 2007

10.2 First Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated September 10, 2007

10.3 Second Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated September 28, 2007

10.4 Third Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated October 10, 2007

10.5 Fourth Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated October 15, 2007

10.6 Fifth Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated November 2, 2007

10.7 Sixth Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated December 6, 2007

10.8 Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT Lima, LLC, dated December 7, 2007

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated December 13, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

December 13, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated August 14, 2007
10.2	First Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated September 10, 2007
10.3	Second Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated September 28, 2007
10.4	Third Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated October 10, 2007
10.5	Fourth Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated October 15, 2007
10.6	Fifth Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated November 2, 2007
10.7	Sixth Amendment to Purchase and Sale Agreement by and between St. Rita’s Medical Center and Triple Net Properties, LLC, dated December 6, 2007
10.8	Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT Lima, LLC, dated December 7, 2007
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated December 13, 2007